As filed with the Securities and Exchange Commission
                              on February 27, 2007


                       Securities Act File No. 333-103283

                    Investment Company Act File No. 811-21308

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]


                Pre-Effective Amendment No.       [ ]
                Post-Effective Amendment No.      [5]


                                     and/or


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No.     [7]


                        (Check appropriate box or boxes)


                           THE CHINA-U.S. GROWTH FUND
               (Exact Name of Registrant as Specified in Charter)


  111 Fifth Avenue, NEW YORK, NEW YORK                                  10003
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, including Area Code:                 212-806-8800

                                HAL LIEBES, ESQ.
                           FRED ALGER MANAGEMENT, INC.
                                111 FIFTH AVENUE
                               NEW YORK, NY 10003
                     (Name and Address of Agent for Service)


                                    COPY TO:
                             ROBERT I. JONES, ESQ.
                        HOLLYER BRADY BARRETT & HINES LLP
                                551 FIFTH AVENUE
                         NEW YORK, NEW YORK 10176-2701


                  Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):


[ ]     immediately upon filing pursuant to paragraph (b), or

[X]     on March 1, 2007 pursuant to paragraph (b), or

[ ]     60 days after filing pursuant to paragraph (a)(1), or

[ ]     on [date               ] pursuant to paragraph (a)(1), or

[ ]     75 days after filing pursuant to paragraph (a)(2), or

[ ]     on [date] pursuant to paragraph (a)(2) of Rule 485


AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
                                 THE CHINA-U.S.
                                   GROWTH FUND
--------------------------------------------------------------------------------

                                                 PROSPECTUS
                                              MARCH 1, 2007

As with all mutual funds, the Securities and Exchange
Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is     [ALGER LOGO]
not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


1     RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE
--------------------------------------------------------------------------------
               Investment Objective and Principal Strategy                     1
               -----------------------------------------------------------------
               Principal Risks                                                 2
               -----------------------------------------------------------------
               Performance                                                     3
               -----------------------------------------------------------------
5     FEES AND EXPENSES
--------------------------------------------------------------------------------
6     HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------
7     ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
8     MANAGEMENT AND ORGANIZATION
--------------------------------------------------------------------------------
11    SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
               Distributor                                                    11
               -----------------------------------------------------------------
               Transfer Agent                                                 11
               -----------------------------------------------------------------
               Net Asset Value                                                11
               -----------------------------------------------------------------
               Purchasing and Redeeming Fund Shares                           12
               -----------------------------------------------------------------
               Dividends and Distributions                                    12
               -----------------------------------------------------------------
               Class of Fund Shares                                           13
               -----------------------------------------------------------------
17    INVESTMENT INSTRUCTIONS
--------------------------------------------------------------------------------
               To Open an Account                                             17
               -----------------------------------------------------------------
               To Make Additional Investments in an Existing Account          17
               -----------------------------------------------------------------
               To Exchange Shares of the Fund                                 18
               -----------------------------------------------------------------
               To Redeem Shares of the Fund                                   19
               -----------------------------------------------------------------
20    MARKET TIMING POLICIES AND PROCEDURES
--------------------------------------------------------------------------------
21    DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
22    OTHER INFORMATION
--------------------------------------------------------------------------------
23    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BACK COVER:    For Fund Information
--------------------------------------------------------------------------------


Fred Alger & Company, Incorporated Privacy Policy (not part of this prospectus)

---------------------------------------------------------------------------------------------------------
              INVESTMENT
FUND          OBJECTIVE*     PRINCIPAL STRATEGIES                           PRINCIPAL RISKS
---------------------------------------------------------------------------------------------------------
The China-    Long-term      o     Invests at least 80% of its net assets   o     Market risk
U.S. Growth   capital              in equity securities of issuers that
Fund          appreciation         are economically tied to China           o     Growth stock risk
                                   (including Hong Kong) or the U.S.
                                                                            o     Leverage risk
                             o     Invests primarily in growth stocks
                                   of companies characterized by high       o     Liquidity risk
                                   unit volume growth or positive
                                   life cycle change                        o     Short-term trading risk

                                                                            o     Foreign security risk

                                                                            o     Concentration risk

                                                                            o     Foreign currency risk

* The Fund's investment objective may be changed by the Board of Trustees without shareholder approval.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RISK/RETURN SUMMARY:
INVESTMENTS, RISKS & PERFORMANCE
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY
--------------------------------------------------------------------------------


THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

The Fund aims to provide investors with the opportunity to benefit from China's economic growth, primarily through investments in Chinese companies and investments in U.S. companies that are benefiting from China's economic expansion.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the equity securities of issuers that are economically tied to China (including Hong Kong) or the United States. The Fund may invest the remainder of its net assets in investments that are not economically tied to either country.

For purposes of this investment strategy, an issuer is economically tied to a country if:

o The issuer is organized under the laws of, and its principal office is in, the country; or

o     The issuer's primary securities trading market is in the country; or

o The country or a governmental division or municipality thereof guarantees the securities of the issuer; or

o     The issuer is included in an index representative of the country; or

o     Fifty percent or more of the issuer's assets are located in the country;
      or


o Fifty percent or more of the issuer's revenues or earnings are derived from the country. The Fund will provide notice to shareholders at least 60 days in advance of any change with respect to this investment policy.

While the Fund will concentrate its investments in the securities of companies economically tied to either China or the U.S., such companies may be organized under the laws of other countries, such as Canada, European countries, or other Asian countries. Each of the Fund's investment advisers, Fred Alger Management, Inc. ("Alger Management" or "Manager"), and Martin Currie, Inc., the Fund's sub-investment adviser (the "Sub-Adviser"), directs its attention primarily to identifying and investing in the equity securities of companies of all capitalizations which the Manager and/or Sub-Adviser believes will benefit from China's economic development and growth. The Fund will normally invest primarily in the U.S. and Chinese securities markets.


The Fund invests primarily in "growth stocks." The Manager believes that these companies tend to fall into one of two categories:

o     HIGH UNIT VOLUME GROWTH

      Vital and creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, either offering new or improved products, or simply fulfilling an increased demand for an existing line.

o     POSITIVE LIFE CYCLE CHANGE

      Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructuring or reorganization, or merger and acquisition.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.


PRINCIPAL RISKS
--------------------------------------------------------------------------------


As with any fund that invests in stocks, your investment will fluctuate in value, and you may lose money by investing in the Fund. The Fund's price per share will fluctuate due to changes in the market prices of its investments.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political, and economic developments than other stocks, making their prices more volatile. Based on the Fund's investment objective, an investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack of management depth.

The cost of borrowing money to leverage will increase Fund expenses as well as decrease the value of the Fund shares if the cost of borrowing money exceeds the returns for the securities purchased or the securities purchased decrease in value. Thus, the Fund's net asset value could decrease more quickly due to borrowing than if the Fund had not borrowed.

It may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

The Fund's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create some expense, including brokerage commissions or other transaction costs on the sale of stocks and reinvestment in other stocks, and thereby adversely affect Fund performance. Also, a high level of short-term trading may increase the Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

Investing in foreign securities involves risks related to the political, social, and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

Securities markets in China, including Hong Kong, are smaller, less liquid, and tend to be more volatile than the U.S. securities markets. The Chinese market tends to be based on a few industries and investments that are diversified across a small number of countries. Chinese securities may also be affected by such political, economic, and fiscal factors as currency rate fluctuations, high unemployment, high inflation, decreased exports, over-extension of credit, economic recessions, foreign trade, and regulatory developments in China.

Investments in geographic-specific funds may be subject to risks related to non-diversification because the investments are not diversified across many countries and may be concentrated in a limited number of securities or market sectors.

Investments in foreign securities may be subject to the risk that foreign currencies will decline in value relative to the U.S. dollar. Most foreign securities are denominated in the currency of the securities exchange where they are traded. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar.

There may be less stringent government supervision and oversight of foreign markets than in the U.S. There may be less corporate financial information publicly available, less stringent investor protection and disclosure standards, and differing auditing and legal standards.


PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and the table beneath it give you some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods, both before and after taxes, compare with those of an appropriate benchmark of market performance. They assume reinvestment of dividends and distributions. The bar chart depicts the annual returns for the Fund's Class A shares, which are generally subject to a front-end sales charge at a maximum rate of 5.25%. The Fund's single share class, offered prior to January 24, 2005 without a front-end or back-end sales charge, was redesignated as Class A Shares on that date.


In the table, average annual total returns for the Fund assume redemption at the end of each period shown and reflect all applicable sales charges. After-tax returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other return figures for the same period; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. For example, the after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.


Each index used in the table is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index. Investors cannot invest directly in any index.

o MSCI Zhong Hua Index: An unmanaged free float adjusted market capitalization index that is designed to measure developed market equity performance of China and Hong Kong.


o S&P 500 Index: An unmanaged index of large company common stocks considered to be representative of the U.S. stock market in general.

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
--------------------------------------------------------------------------------

          ANNUAL TOTAL RETURN FOR CLASS A SHARES as of December 31 (%)
--------------------------------------------------------------------------------


                                   [BAR CHART]

                        12.38         13.90         39.41
                        ---------------------------------
                         2004          2005          2006


                        BEST QUARTER:
                        ---------------------------------
                        Q1 2006                    21.06%

                        WORST QUARTER:
                        ---------------------------------
                        Q2 2004                    -6.15%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2006
--------------------------------------------------------------------------------

                  *AFTER DEDUCTION OF APPLICABLE SALES CHARGES


--------------------------------------------------------------------------------
                                                                         SINCE
                                                              1 YEAR   INCEPTION
--------------------------------------------------------------------------------

CLASS A (INCEPTION 11/03/03)
Return Before Taxes*                                          32.09%     21.06%
Return After Taxes on Distributions*                          27.11%     18.29%
Return After Taxes on Distributions
   and Sale of Fund Shares*                                   21.30%     16.69%
MSCI Zhong Hua Index                                          50.07%     23.09%
S&P 500 Index                                                 15.80%     11.39%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------


Investors incur certain fees and expenses in connection with an investment in the Fund. The Fund offers a single class of shares, Class A shares. The following table shows the fees and expenses that you may incur if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 2006.

CHINA-U.S. GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                         ANNUAL FUND OPERATING EXPENSES
(FEES PAID DIRECTLY FROM                                 (EXPENSES THAT ARE DEDUCTED FROM
YOUR INVESTMENT)                                         FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
       Maximum sale
       charge (load)
       imposed on                      Redemption Fee**            Distribution            Total Annual
       purchases as a  Maximum         as a % of                   and/or                  Fund          Fee Waiver and/or
       % of offering   deferred sales  amount            Advisory  Service       Other     Operating     Expense            Net
CLASS  price           charge (load)   redeemed          Fees***   (12b-1) Fees  Expenses  Expenses      Reimbursement****  Expenses
------------------------------------------------------------------------------------------------------------------------------------
 A          5.25%           None            2.00%         1.46%       0.25%       0.65%       2.36%            0.26%         2.10%
------------------------------------------------------------------------------------------------------------------------------------

* Shareholders of record as of January 21, 2005 may purchase Class A shares for their existing accounts at net asset value without the imposition of a sales charge.

** The Fund charges a redemption fee of 2.0% on shares redeemed (including shares redeemed that were acquired by exchange) within one year of purchase.

*** Previously the Fund's Advisory Fees included an additional 0.04% in Administrative Fees that are now included in Other Expenses.

**** The Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through February 28, 2008, to the extent necessary to limit the annual operating expenses of the Fund to 2.20% of the Fund's average net assets (excluding interest, taxes, brokerage, and extraordinary expenses). The Manager may recoup Advisory Fees waived pursuant to the contractual arrangement, but it may recoup fees only within the year from fees paid in that year. The Manager will not recoup reimbursements paid in previous years. Effective December 1, 2006 through November 30, 2011, the Manager has contractually agreed to waive 0.10% of its advisory fee. The fee waiver in this table has been restated to reflect this waiver.


EXAMPLES
--------------------------------------------------------------------------------

The following example, which reflects the shareholder fees and operating expenses listed previously, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The figures shown would be the same whether you sold your shares at the end of each period or kept them. Although your actual costs may be higher or lower, based on these assumptions your costs would be*:


--------------------------------------------------------------------------------
                1              3               5              10
              YEAR           YEARS           YEARS           YEARS
--------------------------------------------------------------------------------
              $727          $1,180          $1,658          $3,027
--------------------------------------------------------------------------------

* Absent first-year fee waivers and reimbursements, one-, three-, five- and ten-year expenses would be $752, $1,223, $1,719 and $3,080 either with or without redemption.

The Fund pays the Distributor, Fred Alger & Company, Incorporated, a fee of up to 0.25% of the value of the Fund's average daily net assets for ongoing servicing and/or maintenance of shareholder accounts. This fee is paid out of the Fund's Rule 12b-1 fee, which also is paid to the Distributor. The Distributor may pay some of this fee and an additional fee from its own resources to other organizations that also provide servicing and/or maintenance of shareholder accounts.

--------------------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The chart below is intended to reflect the annual and cumulative effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's total return over a 10-year period. The example assumes the following:

o     You invest $10,000 in the Fund and hold it for the entire 10-year period;

o     Your investment has a 5% return before expenses each year; and

o     The maximum initial sales charge is applied.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likely to differ (higher or lower) from those shown below.

----------------------------------------------------------------------------------------------------------------------------
                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5    YEAR 6    YEAR 7    YEAR 8    YEAR 9   YEAR 10
----------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO                2.10%     2.26%     2.26%     2.26%     2.26%     2.26%     2.26%     2.26%     2.26%     2.26%

CUMULATIVE GROSS RETURN      5.00%    10.25%    15.76%    21.55%    27.63%    34.01%    40.71%    47.75%    55.13%    62.89%

CUMULATIVE NET RETURN       -2.35%     0.33%     3.07%     5.90%     8.80%    11.78%    14,84%    17.99%    21.22%    24.55%

END INVESTMENT BALANCE    $ 9,750   $10,017   $10,291   $10,573   $10,863   $11,161   $11,467   $11,781   $12,104   $12,435

ANNUAL EXPENSE            $   727   $   223   $   229   $   236   $   242   $   249   $   256   $   263   $   270   $   277
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------


The Fund will invest primarily in the equity securities of companies economically tied to the United States or China; the economies of these countries are among the dominant ones in the world, and the Manager believes that their interrelationship will continually increase. The economy of the United States is comparatively mature, while the Manager views China's economy as still in the early stages of an accelerating expansion. Accordingly, the Manager believes that, at the present time, many exciting opportunities for rapid, sustained growth can be found among U.S. companies whose ties or strategic commitments to the Chinese economy, while currently not qualifying them as also "economically tied" to China under the criteria listed earlier under "Investment Goal and Principal Strategy," can be expected to grow in time and produce increasingly substantial benefits to investors - U.S. companies, for example, that are expected to experience significant earnings or revenue growth from, or have made strategic commitments to, selling goods or services to or in China, establishing subsidiaries or facilities in China, relocating production facilities to China, or obtaining goods, materials or services from China. Thus, the Fund intends that its predominant investment focus will normally be on Chinese and U.S. companies that the Manager expects to benefit from China's economic development and growth, and that the stocks of U.S. companies with little or no connection to China will comprise a smaller portion, if any, of its portfolio. There can, of course, be no assurance that this investment orientation will succeed, or that in the long run a different weighting of the Fund's U.S. investments may not recommend itself. In any event, the proportion of U.S. companies in the portfolio that are not "China-related" may increase from time to time during temporarily challenging periods for the Chinese economy.


In times of adverse or unstable market, economic or political conditions, the Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. The Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Fund may invest in are discussed in the Fund's Statement of Additional Information.

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION
--------------------------------------------------------------------------------

MANAGER
--------------------------------------------------------------------------------

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/06) $7.5 billion in mutual fund assets as well as $1.9 billion in other assets. The Manager has managed the Fund since its inception. Pursuant to an investment advisory agreement with the Fund, the Manager is responsible for providing a continuous investment program for the Fund, making decisions with respect to all purchases and sales of assets, and placing orders for the investment and reinvestment of Fund assets. These advisory responsibilities are subject to the supervision of the Board of Trustees. Effective September 18, 2006, the Manager has engaged Martin Currie, Inc. to serve as the Fund's sub-investment adviser under a sub-advisory agreement between the Manager and the Sub-Adviser. Martin Currie, a New York corporation, is a registered investment adviser with its principal offices located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland. As of December 31, 2006, Martin Currie and its global affiliates manage approximately $26 billion in international equities for financial institutions, charities, foundations, pension funds and investment trusts. Martin Currie provides investment management services to the Fund for the portion of the Fund's portfolio that the Manager has allocated to Martin Currie, subject to the reasonable direction, supervision and control of the Manager and the Board of Trustees.

The Fund pays the Manager a fee at the annual rate of 1.46% of daily net assets. The Manager pays a sub-advisory fee to the Sub-Adviser out of its own resources at no additional charge to the Fund. A discussion of the Trustees' basis for approving the Fund's advisory contracts is available in the Fund's annual report to shareholders for the year ended October 31, 2006. The Fund's investments are managed by portfolio managers of the Manager and the Sub-Adviser. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of shares of the Fund.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                           PORTFOLIO MANAGER(S)       SINCE
--------------------------------------------------------------------------------
The China-U.S. Growth Fund     Dan C. Chung               Inception (11/3/03)
                               Zachary Karabell, Ph.D.    Inception (11/3/03)
                               James Chong                September 2006
--------------------------------------------------------------------------------

o Dan C. Chung, CFA, has been employed by the Manager since 1994 and currently serves as Chief Investment Officer and President.

o Zachary Karabell, Ph.D., has been employed by the Manager since 2002 and currently serves as Executive Vice President.

o James Chong has been a product manager with the China Team of the Sub-Adviser since 2006. Immediately before joining the Sub-Adviser, Mr. Chong was vice president of equities at Lombard Odier Darier Hentsch. Prior to joining Lombard, Mr. Chong worked as an investment analyst for Nikko Securities and South Capital Group, where he became head of research.

ADMINISTRATOR
--------------------------------------------------------------------------------

Pursuant to a separate administration agreement, the Manager also provides administrative services to the Fund, including, but not limited to: providing office space, telephone, office equipment and supplies, authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund's custodian, transfer agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). For these services, the Fund pays the Manager an administrative fee at the annual rate of 0.04% of the Fund's average daily net assets.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007, the Securities and Exchange Commission (the "SEC") approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Fund that the settlement payment is not expected to adversely affect the operations of the Manager, the Distributor or their affiliates, or adversely affect their ability to continue to provide services to the Fund.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases-a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by the Distributor and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act, and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above,
(i) violations, by the Manager, the Distributor, their affiliates, the funds named as defendants and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 there-under) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act,
(ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or the Distributor, and claims under Section 36(b) of the 1940 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc.

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTOR
--------------------------------------------------------------------------------


Fred Alger & Company, Incorporated
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311


TRANSFER AGENT
--------------------------------------------------------------------------------

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE
--------------------------------------------------------------------------------

The value of one share is its "net asset value" or NAV. The NAV per share is calculated as of the close of business (normally 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on weekends and national holidays. It may close on other days from time to time.

--------------------------------------------------------------------------------
NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO THE CLASS OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES OF THE CLASS.
--------------------------------------------------------------------------------

Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. Since the Fund invests in foreign securities primarily listed on foreign exchanges that may trade on days the NYSE is closed, the value of the Fund's assets may be affected on days when shareholders will not be able to purchase or redeem Fund shares.

The Fund generally values its assets on the basis of market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. Any short-term money market instruments held are generally valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

The Manager believes that under certain circumstances foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

PURCHASING AND REDEEMING FUND SHARES
--------------------------------------------------------------------------------


Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. You can purchase or redeem shares on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Fund will issue your redemption check within seven days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase, Automatic Investment Plan or online, the Fund will not issue payment for redemption requests against those funds until the purchase proceeds are available, which may take up to 15 days. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted. The Transfer Agent or the Fund may reject any purchase order. Share certificates are not issued for shares of the Fund.

In addition, if you redeem shares, by sale or exchange, within one year of purchase, the Fund may impose a redemption fee of 2% of the amount redeemed. This fee will be retained by the Fund. Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies. The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts, (iii) of shares acquired through reinvestment of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the Automatic Investment Plan or Systematic Withdrawal Plan, or (vii) by the Fund of accounts falling below the minimum initial investment amount. The Fund reserves the right to waive this fee in other circumstances if the Manager determines that doing so is in the best interests of the Fund.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


The Fund earns income from its investments and pays this income to shareholders in the form of dividends and distributions. The Fund declares and pays dividends and distributions to shareholders annually. The Fund expects that these annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates. The rate will depend upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund). Annual payments may also include net investment income, which is taxable as ordinary income.

Unless you choose to receive cash payments by checking the box on your New Account Application, any dividends and distributions will be automatically reinvested at the NAV on their payment dates. No additional sales charge will apply to automatically reinvested dividends and distributions. If you elect to receive cash payments and a payment is returned to the Fund as undeliverable, upon receipt, that payment will be reinvested in Fund shares at the next calculated NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to receive distributions in cash or reinvest them in the Fund, they may be subject to federal, state and local taxes. Because each shareholder's tax situation is unique, please consult with a tax advisor as to the particular tax consequences of investing in the Fund.


--------------------------------------------------------------------------------
CLASS OF FUND SHARES
--------------------------------------------------------------------------------

The Fund offers one class of shares, Class A, with a front-end sales charge that may be waived under certain circumstances. Shareholders of record as of January 21, 2005 may purchase Class A shares for their accounts existing as of January 21, 2005 at net asset value without the imposition of a sales charge.


--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------

                       SALES CHARGE       SALES CHARGE             DEALER
                        AS A % OF         AS A % OF NET       ALLOWANCE AS A %
PURCHASE AMOUNT       OFFERING PRICE       ASSET VALUE       OF OFFERING PRICE
------------------------------------------------------------------------------
Less than $25,000         5.25%               5.54%                5.00%
------------------------------------------------------------------------------
$25,000 - $49,999         4.50%               4.71%                4.25%
------------------------------------------------------------------------------
$50,000 - $99,999         4.00%               4.17%                3.75%
------------------------------------------------------------------------------
$100,000 - $249,999       3.50%               3.63%                3.25%
------------------------------------------------------------------------------
$250,000 - $499,999       2.50%               2.56%                2.25%
------------------------------------------------------------------------------
$500,000 - $749,999       2.00%               2.04%                1.75%
------------------------------------------------------------------------------
$750,000 - $999,999       1.50%               1.52%                1.25%
------------------------------------------------------------------------------
$1,000,000 and over           *                   *                1.00%
------------------------------------------------------------------------------


* Purchases of Class A Shares which, when combined with current holdings of Class A Shares of the Fund or The Alger Funds offered with a sales charge, equal or exceed $1,000,000 in the aggregate may be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. The CDSC may be waived in certain circumstances.


In calculating a CDSC, the Fund assumes first, that the redemption is of shares, if any, that are not subject to any CDSC.


--------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE (12b-1) FEES

In January 2007, the Fund's shareholders approved a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to permit the use of Fund assets for the provision of distribution and shareholder services by the Distributor, subject to certain conditions. Pursuant to the Plan, Class A shares of the Fund pay the Distributor a fee at an annual rate of 0.25% of the value of the average daily net assets of such Class. Because this fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

MAXIMUM INVESTMENT AMOUNT

No maximum investment limit


--------------------------------------------------------------------------------
MINIMUM INVESTMENT AMOUNT

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months and the value of your account falls below the minimum initial investment amount for three consecutive months as a result of redemptions or exchanges (excluding certain retirement accounts), the Fund may redeem all your Fund shares within your account after giving you 60 days prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to the minimum initial investment amount or by using the Automatic Investment Plan.

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS
--------------------------------------------------------------------------------

                                                          INITIAL     SUBSEQUENT
                                                         INVESTMENT   INVESTMENT
--------------------------------------------------------------------------------
Regular account                                            $1,000        $50
--------------------------------------------------------------------------------
Traditional IRA                                            $  500        $50
--------------------------------------------------------------------------------
Roth IRA                                                   $  500        $50
--------------------------------------------------------------------------------
Coverdell ESA                                              $  500        $50
--------------------------------------------------------------------------------
SIMPLE IRA                                                 $  500        $50
--------------------------------------------------------------------------------
Keogh                                                      $  500        $50
--------------------------------------------------------------------------------
401(k)                                                     $  500        $50
--------------------------------------------------------------------------------
403(b)                                                     $  500        $50
--------------------------------------------------------------------------------
Automatic Investment                                       $  500        $50
--------------------------------------------------------------------------------
Asset-based Fee Program Accounts                           $  250        $50
--------------------------------------------------------------------------------

Minimums may be waived in certain circumstances.


WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------


No initial sales charge or CDSC is imposed on purchases or redemptions (1) by
(i) employees of the Distributor and its affiliates, (ii) Individual Retirement Accounts ("IRAs"), Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by
(i) accounts managed by the Manager, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which the Distributor or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (5) by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers, each on behalf of their clients, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (8) by a financial institution as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the financial institution, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) for their own accounts by registered representatives of broker-dealers that have an agreement in place with the Distributor for, among other things, waiver of the sales charge, and their spouses, children, siblings and parents; and (10) by children or spouses of individuals who died in the terrorist attacks of September 11, 2001.

Investors purchasing shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of the shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Fund at (800) 254-3796.

Any CDSC which otherwise would be imposed on redemption of shares of the Fund will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70-1/2); (ii) required distributions from an IRA following the attainment of age 70-1/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, following the later of retirement or attainment of age 70-1/2; and (iii) a tax-free return of an excess contribution to an IRA, (c) systematic withdrawal payments, and (d) redemptions by the Fund of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed "disabled" if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Under the REINVESTMENT PRIVILEGE, a shareholder who has redeemed shares in a Fund account may reinvest all or part of the redemption proceeds in shares of the same class in the same Fund account without an initial sales charge and receive a credit for any CDSC paid on the redemption, provided the reinvestment is made within 30 days after the redemption. Reinvestment will be at the net asset value of the Fund next determined upon receipt of the proceeds and a letter requesting that this privilege be exercised, subject to confirmation of the shareholder's status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This reinvestment privilege may be exercised only once by a shareholder. Reinvestment will not alter any capital gains tax payable on the redemption and a loss may not be allowed for tax purposes.

REDUCED SALES CHARGES
--------------------------------------------------------------------------------


In addition to waivers of sales charges for eligible investors, there are several ways in which any investor in CLASS A SHARES may be eligible for a reduced sales charge. Information on reduced sales charges is posted on the Fund's website, WWW.ALGER.COM.


When purchasing Class A shares, when the dollar amount of your purchase reaches a specified level, known as a BREAKPOINT, you are entitled to pay a reduced front-end sales charge. For example, a purchase of $24,500 of Class A shares of the Fund would be charged a front-end sales charge of 5.25%, while a purchase of $25,000 would be charged a front-end sales charge of 4.50%. There are several breakpoints, as shown in the above sales charge table for Class A shares. The greater the investment, the greater the reduction in the sales charge.


A reduced sales charge is also available to Class A investors who indicate an intent to purchase shares in an amount aggregating $25,000 or more over a 13-month period. A LETTER OF INTENT ("LOI") allows the Class A investor to qualify for a breakpoint discount now without immediately investing the aggregate dollar amount at which the breakpoint discount is offered. The investor must refer to the LOI when placing purchase orders. For purposes of an LOI, the purchase amount includes purchases by "any person" (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) of shares of the Fund or The Alger Funds offered with a sales charge over the following 13 months. At the investor's request, the 13-month period may begin up to 90 days before the date the LOI is signed. The minimum initial investment under the LOI is 5% of the total LOI amount. Further details are in the Statement of Additional Information.

A third way that an investor in Class A shares may be eligible for a reduced sales charge is by reason of RIGHTS OF ACCUMULATION ("ROA"). With ROA, Class A shares of the Fund may be purchased by "any person" (as defined in the immediately preceding paragraph) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all shares of the Fund and The Alger Funds offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

--------------------------------------------------------------------------------
INVESTMENT INSTRUCTIONS
--------------------------------------------------------------------------------

TO OPEN AN ACCOUNT:
--------------------------------------------------------------------------------


BY MAIL: The China-U.S. Growth Fund does not accept cash or cash equivalents for Fund purchases. (Make checks payable to "The China-U.S. Growth Fund.") Visit the Fund's website to download a prospectus and New Account Application at WWW.ALGER.COM, or call (800) 254-3796 to receive an application via U.S. mail. Mail your completed application and check to:


      Boston Financial Data Services, Inc.
      Attn: The China-U.S. Growth Fund
      P.O. Box 8480
      Boston, MA 02266-8480

Overnight mail is to be sent to the Fund's transfer agent at the following address:


      Boston Financial Data Services, Inc.
      Attn: The China-U.S. Growth Fund
      30 Dan Road
      Canton, MA 02021


BY FED WIRE: Forward the completed New Account Application to Boston Financial Data Services, Inc.; Attn: The China-U.S. Growth Fund, stating that the account will be established by wire transfer and the date and amount of the transfer.


Instruct your bank to wire funds to State Street Bank and Trust Company. Contact Boston Financial Data Services, Inc. at (800) 254-3796 for details.


CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: Complete the Automatic Investment Plan option on your New Account Application. Minimum initial automatic investment amount is $500.


ONLINE: You can open a new account online. Go to WWW.ALGER.COM and follow the online instructions. Please be sure to first read the Fund's prospectus before investing.


TO MAKE ADDITIONAL INVESTMENTS IN AN EXISTING ACCOUNT:
--------------------------------------------------------------------------------

BY MAIL: Complete and return the Invest by Mail slip attached to your "The China-U.S. Growth Fund" Statement and return the slip with your investment to:

      Boston Financial Data Services, Inc.
      Attn: The China-U.S. Growth Fund
      P.O. Box 8480
      Boston, MA 02266-8480

BY TELEPHONE OR FED WIRE: TELEPURCHASE* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by completing the appropriate section of the New Account Application or Additional Services Form available at WWW.ALGER.COM, or call (800) 254-3796 to receive the form by mail. Your purchase request will be processed at the NAV next calculated after it is received and the funds will be transferred from your designated bank account to your Fund account normally within one business day. Call (800) 254-3796 to initiate a TelePurchase.

WIRE: Instruct your bank to wire funds to State Street Bank and Trust Company. Contact Boston Financial Data Services, Inc. for details.

*     Not available for Retirement Plans


CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.


AUTOMATICALLY: The China-U.S. Growth Fund Automatic Investment Plan allows you to make automatic purchases on the day of the month that you select. Complete the appropriate information on the New Account Application or return the Telephone Services Form available at WWW.ALGER.COM, or call (800) 254-3796 to receive the form by mail. Minimum subsequent automatic investment amount is $50 with a minimum initial investment of $500.

Government Direct Deposit* allows you to arrange direct deposit of U.S. federal government payments into your Fund account and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Fund account. Call (800) 254-3796 for a Payroll Savings Plan Form or download it at WWW.ALGER.COM.

*     Not available for Retirement Plans

ONLINE: You can purchase additional shares in an existing Fund account. Go to www.alger.com, and follow the online instructions.


Mail your completed forms to Boston Financial Data Services, Inc., Attn: The China-U.S. Growth Fund

TO EXCHANGE SHARES OF THE FUND:
--------------------------------------------------------------------------------


BY TELEPHONE OR ONLINE: You can exchange Fund shares for shares of The Alger Funds, which are other portfolios advised by the Manager. You can go to WWW.ALGER.COM, login to access your Fund account, and follow the online instructions, or call (800) 254-3796 to exchange shares (unless you have refused the telephone exchange privilege on your New Account Application). Applicable redemption fees will apply. The Fund reserves the right to modify or terminate this exchange privilege. Remember that for tax purposes an exchange is considered a sale and a purchase, so you may realize a taxable gain or a loss when you exchange shares. If you would like a prospectus describing The Alger Funds, please call the Fund toll-free at (800) 254-3796 or consult the Statement of Additional Information.

TO REDEEM SHARES OF THE FUND:
--------------------------------------------------------------------------------

BY MAIL: Send a letter of instruction to Boston Financial Data Services, Inc.,
Attn: The China-U.S. Growth Fund which includes:

o     account number

o     number of shares or dollar amount of redemption

o     address to send redemption proceeds

o     signature(s) of registered owner(s)

o     a signature guarantee is required if

      o     redemption is for more than $25,000;

      o the proceeds will be sent to a different address than the one on file;

      o the redemption check will be made payable to someone other than the registered owners on file; or


      o     you have changed your address on file within the past 30 days.

BY TELEPHONE*: Call (800) 254-3796 to sell shares (unless you refused this service on your New Account Application). The Fund will send you a check for any amount. You cannot request a check if you have changed your address on file within the past 30 days. For amounts over $5,000, you can choose to receive a wire to a bank account you previously designated on the records of the Fund.

TELEREDEMPTION (minimum $500, maximum $50,000) is available by filling out the appropriate section of the New Account Application or returning the Additional Services Form. Your redemption request will be processed at NAV next calculated after it is received and the funds will be transferred to your bank account normally within 2 business days. Shares issued in certificate form are not eligible for this service.

If you request that your redemption proceeds be wired to your bank account, there is generally a $10 fee per wire sent to a bank account that you had previously designated on the Fund's records, and generally a $15 fee per wire sent to a bank account not previously designated on the Fund's records. Fed wire requests to a bank account not previously designated on the Fund's records must be made in writing, and require a signature guarantee.


*     NOT AVAILABLE FOR RETIREMENT PLANS

CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the account value in the Fund at the time you begin participation in the Plan.


ONLINE: You can redeem shares from an existing Fund account. Go to WWW.ALGER.COM and follow the online instructions.

To speak with a representative of The China-U.S. Growth Fund call (800)
254-3796.

Web address: WWW.ALGER.COM


Representatives are available to assist you with any questions you have.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEE IS A GUARANTEE BY A FINANCIAL INSTITUTION THAT YOUR SIGNATURE IS AUTHENTIC. THE FINANCIAL INSTITUTION ACCEPTS LIABILITY FOR ANY FORGERY OR FRAUD IF THE SIGNATURE IT GUARANTEES PROVES TO BE COUNTERFEIT. IT IS AN IDEAL MEANS TO PROTECT INVESTORS AND THEIR ASSETS. A NOTARIZATION BY A NOTARY PUBLIC IS NOT AN ACCEPTABLE SUBSTITUTE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARKET TIMING POLICIES AND PROCEDURES
--------------------------------------------------------------------------------


The Fund invests a significant amount of its assets in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time the Fund prices its portfolio and determines NAV per share. As a result, the Manager believes that there is less incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that the presence of foreign securities in the Fund's portfolio and other circumstances may invite active in-and-out trading by Fund shareholders, which may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in the Fund. The redemption fee, as described herein, is expected to discourage frequent in-and-out trading in Fund shares.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Fund and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

--------------------------------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.


Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund's shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.


In addition, the Fund makes publicly available its month-end top 10 holdings with a 15 day lag and its month-end full portfolio with a 60 day lag on its website WWW.ALGER.COM and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund's policies and procedures regarding such disclosure. This agreement must be approved by the Fund's Chief Compliance Officer.


The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Fund may redeem shares "in kind." This means that when you redeem shares, the Fund can pay you the proceeds in securities from the Fund's portfolio instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash. Foreign securities exchanges are generally less liquid than U.S. exchanges. As a result, it may be more difficult to sell foreign securities that you may receive.

Shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem shares you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.


If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Fund through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Fund, but in any event are designed to detect and prevent excessive trading. Consult with your Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Fund through your retirement plan.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Fund, in an amount up to 1% of the value of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Fund assets or 0.50% annually of Fund sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of the Fund or the amount of proceeds received by the Fund on the sales of shares.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Information from inception of the Fund has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

--------------------------------------------------------------------------------
THE CHINA-U.S. GROWTH FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------


                                                             For the             For the       November 3,
                                                          year ended          year ended       2003(i) to
                                                         October 31,         October 31,       October 31,
                                                                2006                2005         2004 (ii)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     12.99         $     11.05       $     10.00
Net investment loss (iii)                                      (0.04)              (0.07)            (0.08)
Net realized and unrealized gain (loss)
   on investments                                               4.03                2.01              1.13
----------------------------------------------------------------------------------------------------------
Total from investment operations                                3.99                1.94              1.05
----------------------------------------------------------------------------------------------------------
Distributions from net realized gains                          (1.41)                 --                --
----------------------------------------------------------------------------------------------------------
Net assets value, end of period                          $     15.57         $     12.99       $     11.05
----------------------------------------------------------------------------------------------------------
Total return (iv)                                              33.48%              17.56%            10.50%
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's omitted)             $    73,147         $    36,630       $    26,290
----------------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets                      2.20%(vii)          2.26%(v)          2.44%(vi)
----------------------------------------------------------------------------------------------------------
   Ratio of net investment loss to average net assets          (0.30)%             (0.56)%           (0.81)%
----------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                    192.21%             288.53%           267.42%
----------------------------------------------------------------------------------------------------------

(i)   COMMENCEMENT OF OPERATIONS

(ii)  RATIOS HAVE BEEN ANNUALIZED; TOTAL RETURN HAS NOT BEEN ANNUALIZED.

(iii) AMOUNT WAS COMPUTED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(iv)  DOES NOT REFLECT THE EFFECT OF ANY SALES CHARGES.

(v)   AMOUNT HAS BEEN REDUCED BY 0.51% DUE TO EXPENSE REIMBURSEMENTS.

(vi)  AMOUNT HAS BEEN REDUCED BY 0.43% DUE TO EXPENSE REIMBURSEMENTS.

(vii) AMOUNT HAS BEEN REDUCED BY 0.16% DUE TO EXPENSE REIMBURSEMENTS.

NOTES:

--------------------------------------------------------------------------------
FOR FUND INFORMATION:
--------------------------------------------------------------------------------

BY TELEPHONE:           (800) 254-3796

BY MAIL:                Boston Financial Data Services, Inc.
                        Attn: The China-U.S. Growth Fund
                        P.O. Box 8480
                        Boston, MA 02266-8480

BY INTERNET:            Text versions of Fund documents can be downloaded from
                        the following sources:


                  o     The Fund: HTTP://WWW.ALGER.COM


                  o     SEC (EDGAR data base): WWW.SEC.GOV

STATEMENT OF ADDITIONAL INFORMATION


For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at HTTP://WWW.ALGER.COM or by writing to the address above. The Statement of Additional Information is on file with the SEC.


Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090.

ANNUAL AND SEMI-ANNUAL REPORTS


Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number, at the Fund's website at HTTP://WWW.ALGER.COM or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.


QUARTERLY FUND HOLDINGS


The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at HTTP://WWW.ALGER.COM or on the SEC's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3362.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

The China-U.S. Growth Fund
SEC File #811-21308

STATEMENT OF                                                       MARCH 1, 2007
ADDITIONAL INFORMATION


                           THE CHINA-U.S. GROWTH FUND

================================================================================

      The China-U.S. Growth Fund (the "Fund") is a registered investment company--a mutual fund.


      The Fund's financial statements for the year ended October 31, 2006 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.

      This Statement of Additional Information is not a Prospectus. This document contains additional information about The China-U.S. Growth Fund and supplements information in the Fund's Prospectus dated March 1, 2007. It should be read together with a Prospectus which may be obtained free of charge by writing the Fund c/o Boston Financial Data Services, Inc., Attn: The China-U.S. Growth Fund, P.O. Box 8450, Boston, MA 02266-8450, or calling (800) 254-3796, or at the Fund's website at HTTP://WWW.ALGER.COM.


                                    CONTENTS


In General ...............................................................     2
Investment Strategies and Policies .......................................     2
Net Asset Value ..........................................................    12
Purchases ................................................................    13
Redemptions ..............................................................    15
Exchanges ................................................................    18
Management ...............................................................    18
Code of Ethics ...........................................................    23
Taxes ....................................................................    24
Dividends ................................................................    25
Custodian and Transfer Agent .............................................    25
Independent Registered Public Accounting Firm ............................    25
Certain Shareholders .....................................................    25
Organization .............................................................    26
Proxy Voting Policies & Procedures .......................................    26
In General ...............................................................    27
Financial Statements .....................................................    28
Appendix .................................................................   A-1


                                  [ALGER LOGO]

IN GENERAL

The Fund is a diversified, open-end, management investment company.


Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus borrowings for investment purposes, if any, in the equity securities of companies that are economically tied to China or the United States. It may invest the remainder of its assets in equity securities, or investments of other types discussed below, that are not issued by companies economically tied to either country.

The Fund seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Fund will invest primarily in equity securities, such as common or preferred stocks, of companies which the Fund's investment adviser, Fred Alger Management, Inc. (the "Manager" or "Alger Management") or the Fund's sub-adviser, Martin Currie Inc. (the "Sub-Adviser" or "Martin Currie"), believe will benefit from China's economic development and growth. The Fund will normally invest primarily in the U.S. and Chinese securities markets.

There is no guarantee that the Fund will achieve its investment objective.

The Fund will notify shareholders of any material change in this investment policy by 60 days prior written notice.

INVESTMENT STRATEGIES AND POLICIES

CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The Prospectus discusses the investment objective of the Fund and the primary strategies to be employed to achieve the objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and strategies that the Fund may utilize as well as certain risks attendant to those investments, policies and strategies.

COMMON AND PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.

Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. The Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

When market conditions are unstable, or the Manager or the Sub-Adviser believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest up to 100% of assets in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:

o high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

o commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

o short-term debt obligations of corporate issuers, certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations; and

o     repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.


CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers, and declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers' payment obligations.

U.S. GOVERNMENT OBLIGATIONS


The Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, the Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


U.S. GOVERNMENT AGENCY SECURITIES

These securities are issued or guaranteed by U.S. government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Federal Housing Administration and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

BANK OBLIGATIONS

These are certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.


The Fund will not invest in any debt security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; (ii) in the case of a U.S. bank, it is a member of the Federal Deposit Insurance Corporation; and (iii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.


FOREIGN BANK OBLIGATIONS

Investments by the Fund in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

SHORT-TERM CORPORATE DEBT SECURITIES

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

COMMERCIAL PAPER


These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

The commercial paper purchased by the Fund may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.


VARIABLE RATE MASTER DEMAND NOTES

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

REPURCHASE AGREEMENTS

Under the terms of a repurchase agreement, the Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund's holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management reviews the credit worthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

REVERSE REPURCHASE AGREEMENTS


Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Fund would assume the role of seller/borrower in the transaction. The Fund will maintain segregated accounts consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The Fund will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Under the Investment Company Act of 1940, as amended (the "Act"), reverse repurchase agreements may be considered borrowings by the seller; accordingly, the Fund will limit its investments in reverse repurchase agreements and other borrowings to no more than one-third of its total assets.


FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED PURCHASES

Firm commitment agreements and "when-issued" purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When the Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Fund will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

WARRANTS AND RIGHTS

The Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

EQUITY-LINKED NOTES

The Fund may invest in equity-linked notes. These are notes, typically issued by financial institutions or special purpose entities, whose performance is tied to a foreign equity security or a basket or index of foreign equity securities; the principal payable at maturity is based on the current price of the linked security, basket or index. Equity-linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities.


RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ. In adopting Rule 144A, the Securities and Exchange Commission (the "SEC") specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Trustees (or the Manager acting subject to the board's supervision) determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to Rule 144A, subject to the Board of Trustees' oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund could be adversely affected.

The Fund may invest 15% of its net assets in illiquid securities, which are securities (i.e. stocks, bonds or commodities) that cannot be sold or disposed of in the ordinary course of business, within seven days, at the approximate price the Fund used to value the security when the net asset value of the Fund was calculated. An illiquid security does not have an active secondary market, is not widely traded, and is difficult to sell in the ordinary course of business at fair value. In other words, they cannot be readily converted into cash because there is no ready market. Illiquid securities may be subject to liquidity risk, which is the risk that under certain circumstances particular investments may be difficult to sell at an advantageous price. There is also the risk that the securities cannot be sold without potentially suffering a sizable loss.


SHORT SALES

The Fund may sell securities "short against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

LENDING OF FUND SECURITIES

The Fund may lend securities to brokers, dealers and other financial organizations. The Fund will not lend securities to Alger Management or its affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following condi-tions whenever its securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities.


The Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

FOREIGN SECURITIES


The Fund will normally invest a large portion of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include
(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. The Fund's purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Alger Management and its affiliates and its clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund's performance and may adversely affect the liquidity of the Fund's investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries' currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If the Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund's net asset value will be adversely affected. If the Fund hedges the U.S. dollar value of securities it own denominated in currencies that increase in value, the Fund will not benefit from the hedge it purchased, and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

FOREIGN DEBT SECURITIES

The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

DERIVATIVE TRANSACTIONS

Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Funds may use include, but are not limited to, options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would. Alger Management, however, may decide not to employ some or all of these strategies for a Fund and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund's performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Each Fund, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

OPTIONS

The Fund may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements, although the Fund currently does not intend to rely on these strategies extensively, if at all. The Fund may only buy or sell options that are listed on a national securities exchange.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.


The Fund will not sell options that are not covered. A call option written by the Fund on a security is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade, short-term obligations in a segregated account. A put option is "covered" if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in the Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Fund in put and call options, there can be no assurance that the Fund will succeed in any option trading program it undertakes.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES

If the Fund utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, the Fund may use index futures as a substitute for a comparable market position in the underlying securities. The Fund has not invested in index futures in the past.

If the Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. The Fund would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Fund's securities which were the subject of the hedge. In addition, any purchase by the Fund of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Fund's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

BORROWING


The Fund may borrow from banks for temporary or emergency purposes. It may also borrow money from banks to buy additional securities; this borrowing is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


EXCHANGE-TRADED FUNDS

To the extent otherwise consistent with its investment policies and applicable law, the Fund may invest in "exchange-traded funds" (ETFs), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of creating or hedging securities index exposure in the Fund's investment strategies.

INVESTMENT RESTRICTIONS


The investment restrictions numbered 1 through 7 below have been adopted by the Fund as fundamental policies. Under the Act, a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. The Fund's investment objective is a non-fundamental policy.

1. Except as otherwise permitted by the Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money.

2. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

3. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.

4. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not issue any senior security (as such term is defined in Section 18(f) of the Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

5. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not purchase, hold or deal in real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

6. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

7. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

Except in the case of the percent limitation set forth in Investment Restriction No. 1 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in the Fund's other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund's assets will not constitute a violation of the restriction.

Each Fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, with respect to 75% of the Fund's total assets, (a) not more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.


PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for the Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Trustees. Although investment requirements for the Fund are reviewed independently from those of the other accounts managed by Alger Management, investments of the type the Fund may make may also be made by these other accounts. When the Fund and one or more other accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.


Transactions in equity securities are in most cases effected on stock exchanges or over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U. S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Trustees has determined that portfolio transactions may be executed through Fred Alger & Company, Incorporated ("Alger Inc."), a registered broker-dealer, if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Such transactions will be fair and reasonable to the Fund's shareholders. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.


In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Fund and/or other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreement with the Fund are not reduced by reason of its receiving brokerage and research service. The Fund's Board of Trustees will periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund. During the fiscal year ended October 31, 2006, the Fund paid an aggregate of approximately $316,049 in brokerage commissions of which approximately $48,572 was paid to Alger Inc. and $21,432 was paid to JF International Management Inc. ("JFIM"), the Fund's prior sub-investment adviser, and its affiliates. The commissions paid to Alger Inc. during the fiscal year ended October 31, 2006 constituted 15% of the aggregate brokerage commissions paid by the Fund; during that year, 27% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through Alger Inc. The commissions paid to JFIM and its affiliates during the fiscal year ended October 31, 2006 constituted 6% of the aggregate brokerage commissions paid by the Fund; during that year, 10% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through JFIM and its affiliates. Neither Alger Inc. nor its affiliates engage in principal transactions with the Fund and, accordingly, receives no compensation in connection with securities purchased or sold in that manner, which include some securities traded in the over-the-counter markets, money market investments and most debt securities. During the fiscal year ended October 31, 2006, $434,394 in portfolio transactions, incurring $758 in commissions, was allocated to brokers who supplied research to the Fund to Alger Management.


NET ASSET VALUE

The price of one Fund share is based on its "net asset value." The net asset value is computed by adding the value of the Fund's investments plus cash and other assets, deducting applicable liabilities and then dividing the result by the number of shares outstanding. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange ("NYSE") is open.

Purchases of shares will be based upon the next net asset value calculated after your order is received by the Transfer Agent or other designated intermediary in proper form. If your purchase is made by check, wire or exchange and is received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day.

The NYSE is generally open on each Monday through Friday, except New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of the Fund are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by Alger Management under procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. Bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service approved by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Fund's Board of Trustees.

The valuation of money market instruments with maturities of 60 days or less held by the Fund is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

CLASS A SHARES

The Fund has a single class of shares, Class A shares, which are generally subject to a front-end sales charge.


From time to time, Alger Inc. may reallow to brokers or financial intermediaries all or substantially all of the initial sales charge. To the extent that it does so, such persons may be deemed to be underwriters of the Fund as defined in the Securities Act.


PURCHASES

Shares of the Fund are offered continuously by the Fund and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Fund pursuant to a distribution agreement (the "Distribution Agreement"). Under the Distribution Agreement, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders.

The Fund does not accept cash or cash alternatives for share purchases. Third-party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Fund with a minimum of 100 shares of each company generally being required. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by telephone, to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund's securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor's name. There is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

CONFIRMATIONS AND ACCOUNT STATEMENTS

All of your transactions through the Transfer Agent, Boston Financial Data Services, Inc., will be confirmed on separate written transaction confirmations (other than Automatic Investment Plan transactions) and on periodic account statements. You should promptly and carefully review the transaction confirmations and periodic statements provided to you and notify the Transfer Agent in writing of any discrepancy or unauthorized account activity. Any information contained on transaction confirmations and account statements will be conclusive unless you notify the Transfer Agent of an apparent discrepancy or unauthorized account activity within ten (10) business days after the information is transmitted to you.


SHAREHOLDER SERVICING AND DISTRIBUTION ARRANGEMENTS

As stated in the Prospectus, in connection with the financing and distribution of Class A shares of the Fund, the Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), which was approved by shareholders in January 2007. Pursuant to the Distribution Plan, Class A shares of the Fund pay the Distributor a fee at an annual rate of 0.25% of the value of the average daily net assets of such Class. In addition to the shareholder servicing services noted below, Alger Inc. is compensated for providing distribution services including, but not limited to, organizing and conducting sales seminars, advertising programs, payment of finders' fees, printing of prospectuses and statements of additional information and reports for potential investors, preparation and distribution of advertising material and sales literature, overhead, supplemental payments to dealers and other institutions as asset-based charges or as payments of commissions, and the costs of administering the Distribution Plan.

Prior to the approval of the Distribution Plan, Class A shares of the Fund were subject to a Shareholder Servicing Agreement pursuant to which the Fund paid Alger Inc. a fee at an annual rate of 0.25% of the value of the average daily net assets of the Fund. Pursuant to the terms of the Shareholder Servicing Agreement, Alger Inc. used the fees paid thereunder to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead expenses of Alger Inc. and other Alger Inc. and selected dealer office expenses relating to the servicing and/or maintenance of shareholder accounts.

As the Fund's Class A Shares did not have a Distribution Plan for the fiscal year ended October 31, 2006, no payment information is available as of the date of this SAI. During the fiscal year ended October 31, 2006, the Fund paid $137,290 to Alger Inc. under the provisions of the Shareholder Servicing Agreement.

Under its terms, the Distribution Plan remains in effect from year to year, provided such continuation is approved annually by vote of the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Fund, and who have no direct or indirect financial interest in the operation of the Distribution Plan ("Independent Trustees"). The Distribution Plan may not be amended to increase materially the amount to be spent for the services provided by Alger Inc. without the approval of Fund shareholders, and all material amendments of the Distribution Plan must be approved by the Trustees in the manner described above. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund, on not more than 30 days' written notice to Alger Inc. Alger Inc. will provide to the Board of Trustees quarterly reports of amounts expended under the Distribution Plan and the purpose for which such expenditures were made.


EXPENSES OF THE FUND


The Fund will bear its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, distribution fees, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of the Fund while retaining the ability to be paid by the Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are sumed or reimbursed, as the case may be.

PURCHASES THROUGH PROCESSING ORGANIZATIONS

You can purchase and redeem shares through a "Processing Organization," which is a broker-dealer, bank or other financial institution that purchases shares of the Fund for its clients or customers. The Fund may authorize a Processing Organization to receive, or to designate other financial intermediaries to receive, purchase and redemption orders on the Fund's behalf. In that case, the Fund will be deemed to have received an order when the Processing Organization or its intermediary receives it in proper form, and the order will be processed at the net asset value of the Fund next calculated after the order is received in proper form by the Processing Organization or its designee. When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments for shareholders who invest through a Processing Organization will be set by the Processing Organization. Processing Organizations, which may include broker-dealers, banks or other financial institutions, may impose charges and restrictions in addition to or different from those applicable if you invest in the Fund directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with the Prospectus. Certain Processing Organizations may receive compensation from the Fund, Alger, Inc., or any of its affiliates.

TELEPURCHASE PRIVILEGE

The price the shareholder will receive will be the price next computed after the Transfer Agent receives the purchase request from the shareholder to purchase shares. While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in case of insufficient funds. This privilege may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc.

AUTOMATIC INVESTMENT PLAN


While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in the case of insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. Transfers from your bank account to a fund-sponsored retirement account are considered current-year contributions. If the day of the month you select falls on a weekend or a NYSE holiday, the purchase will be made on the next business day.

AUTOMATIC EXCHANGE PLAN

There is no charge to shareholders for this service. A shareholder's Automatic Exchange Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. If the automatic exchange amount exceeds the Alger Money Market Fund portfolio of The Alger Funds ("Money Market Fund") balance, any remaining balance in Money Market Fund will be exchanged. Shares held in certificate form are not eligible for this service. Class A Share purchases will remain subject to the initial sales charge.


RIGHT OF ACCUMULATION


Class A Shares of the Fund may be purchased by "any person" (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all shares of the Fund and The Alger Funds offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.


LETTER OF INTENT


A Letter of Intent ("LOI") contemplating aggregate purchases of $25,000 or more provides an opportunity for an investor to obtain a reduced Class A sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of a LOI, the "Purchase Amount" as referred to in the sales charge table in the Prospectus includes purchases by "any person" (as defined above) of all shares of the Fund and The Alger Funds offered with a sales charge over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI.


REDEMPTIONS

You may incur a 2% redemption fee if you redeem shares of the Fund within one year of having acquired them. Shareholders claiming waivers of the redemption fee must assert their status at the time of redemption. The right of redemption of shares of the Fund may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset values not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TELEPHONE REDEMPTIONS

You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800) 254-3796. Redemption requests received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Shares held in any Alger retirement plan are not eligible for this service.


Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 30 days of changing your address.


The Fund, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

REDEMPTIONS IN KIND

Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

CONTINGENT DEFERRED SALES CHARGE

Certain Class A shares are subject to a contingent deferred sales charge ("CDSC"). Class A shares (as well as when combined with Class A shares of the Alger Funds or Spectra Fund) purchased in an amount of $1 million or more which have not been subject to the Class A initial sales charge and which have not been held for a full year are subject to a CDSC of 1% at the time of redemption. Waivers of the CDSC are discussed below under "Waivers of Sales Charges."

For purposes of the CDSC, it is assumed that the shares of the Fund from which the redemption is made are the shares of the Fund which result in the lowest charge, if any.

Redemptions of shares of the Fund are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) shares that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains.

WAIVERS OF SALES CHARGES

No initial sales charge or CDSC is imposed on purchases or redemptions (1) by
(i) employees of Alger Inc. and its affiliates, (ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor;
(4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (5) by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers, each on behalf of their clients, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (8) by a Processing Organization, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) for their own accounts by registered representatives of broker-dealers that have an agreement in place with the Distributor for, among other things, waiver of the sales charge, and their spouses, children, siblings and parents; (10) by children or spouses of individuals who died in the terrorist attacks of September 11, 2001; and (11) by a shareholder of record as of January 21, 2005 that had purchased Fund shares by contacting the Fund directly, for which Fred Alger & Company, Incorporated is the shareholder's dealer of record.


Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Funds at (800) 254-3796.

CERTAIN WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

Any CDSC which otherwise would be imposed on redemptions of Fund shares will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of sur-vivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70 1/2); (ii) required distributions from an Individual Retirement Account ("IRA") following the attainment of age 70 1/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, following the later of retirement or attainment of age 70 1/2; and
(iii) a tax-free return of an excess contribution to an IRA, (c) systematic withdrawal payments, and (d) redemptions by the Trust of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed "disabled" if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Shareholders claiming a waiver must assert their status at the time of redemption.

SYSTEMATIC WITHDRAWAL PLAN

A systematic withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares of the Fund with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than one percent of the value of a shareholder's shares in the Fund) may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund.

All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Fund. For additional information regarding the Withdrawal Plan, contact the Fund.

SIGNATURE GUARANTEES

The Transfer Agent has adopted standards and procedures pursuant to which Medallion Signature

Guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, and national securities exchanges, that are participants in the New York Stock Exchange Medallion Signature Program (MSP), the Securities Transfer Agents Medallion Program (STAMP), and the Stock Exchanges Medallion Program (SEMP).

EXCHANGES

IN GENERAL

Shareholders may exchange some or all of their shares of the Fund for Class A Shares of The Alger Funds, or for shares of the Alger Money Market Fund. You may, however, incur a 2% redemption fee if you exchange your shares within one year of acquiring them. Alger Money Market Fund shares acquired in such exchanges, together with Money Market Fund shares acquired through reinvestment of dividends on such shares, may be exchanged for shares of the Fund at the respective net asset values of the Fund and the Money Market Fund next determined after the exchange request is accepted, with no sales charge or transaction fee imposed except that exchanges of Money Market Fund shares representing dividends on shares of Money Market Fund will be subject to the Fund's applicable Class A initial sales charge.

Shares of the Money Market Fund received in an exchange will earn dividends beginning on the next business day after the exchange. Before exchanging Fund shares, an investor should carefully read the Prospectus describing The Alger Funds, including the Money Market Fund. To obtain a Prospectus for The Alger Funds and more information about such exchanges, please call (800) 254-3796. The Fund reserves the right to terminate or modify this exchange privilege or to charge a per-exchange fee upon notice to shareholders.

For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and therefore you may realize a taxable gain or loss when you exchange shares.

You may make exchanges by telephone or in writing. You automatically have the ability to make exchanges by telephone unless you refuse the telephone exchange privilege.

The Fund may charge a transaction fee for each exchange, although it does not intend to do so at present. You will be notified at least 60 days in advance if the Fund decides to impose this fee. The Fund reserves the right to terminate or modify the exchange privilege upon notice to shareholders.

MANAGEMENT

TRUSTEES AND OFFICERS OF THE FUND


The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law. The Board of Trustees has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) the Fund's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Fund's financial statements and the independent audit thereof. The members of the Audit Committee, which met four times during the Fund's fiscal year ended October 31, 2006, are Lester L. Colbert, Jr., Stephen
E. O'Neil and Nathan E. Saint-Amand. The function of the Nominating Committee is to select and nominate all candidates who are Independent Trustees for election to the Fund's Board. The Nominating Committee does not normally consider nominees recommended by shareholders. The Nominating Committee, which met once during the Fund's fiscal year ended October 31, 2006, is composed of all the Independent Trustees.

                                                                                                                      NUMBER OF
                                                                                                                      PORTFOLIOS
                                                                                                                     IN THE ALGER
                                                                                                                   FUND COMPLEX(3)
                                                                                                                      WHICH ARE
  NAME, AGE, POSITION WITH                                                                               TRUSTEE       OVERSEEN
   THE FUND AND ADDRESS(1)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                    SINCE       BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(2)

Hilary M. Alger (44)          Director of Development, Pennsylvania Ballet since 2004; Associate          2003           25
   Trustee                    Director of Development, College of Arts and Sciences and Graduate
                              School, University of Virginia 1999-2003.

INDEPENDENT TRUSTEES

Charles F. Baird, Jr. (52)    Managing Partner of North Castle Partners, a private equity securities      2007           25
   Trustee                    group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel
                              & Hayden (skincare business); former Chairman of Elizabeth Arden Day
                              Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.

Roger P. Cheever (61)         Senior Associate Dean for Development in the Faculty of Arts and            2007           25
   Trustee                    Science at Harvard University. Formerly, Deputy Director of the Harvard
                              College Fund.

Lester L. Colbert, Jr. (72)   Private investor since 1988; Chairman of the Board, President and Chief     2003           25
                              Executive Officer of Xidex Corporation (manufacturer of computer information media).

Stephen E. O'Neil (74)        Attorney; Private investor since 1981. Formerly, of Counsel to the law      2003           25
   Trustee                    firm of Kohler & Barnes.

Nathan E. Saint-Amand         Medical doctor in private practice; Member of the Board of the              2003           25
   M.D. (68)                  Manhattan Institute (non-profit policy research group) since 1988.
   Trustee                    Formerly, Co-Chairman, Special Projects Committee, Memorial Sloan
                              Kettering.
----------------------------------------------------------------------------------------------------------------------------------

1. The address of each Trustee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

2. Ms. Alger is an "interested person"(as defined in the 1940 Act) of the Fund by virtue of her ownership control of Alger Associates, Inc. ("Alger Associates"), which indirectly controls Alger Management and its affiliates.

3. "Alger Fund Complex" refers to the Fund and the five other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year. Each of the Trustees serves on the Boards of Trustees/Directors of the other five registered investment companies in the Fund Complex.

  NAME, AGE, POSITION WITH
  THE FUND AND ADDRESS(1)                              PRINCIPAL OCCUPATIONS                             OFFICER SINCE
----------------------------------------------------------------------------------------------------------------------
OFFICERS(2)

Dan C. Chung (44)             President since September 2003 and Chief Investment Officer and                2003
   President                  Director since 2001 of Alger Management; President since 2003 and
                              Director since 2001 of Alger Associates, Alger Shareholder Services,
                              Inc. ("Services"), Fred Alger International Advisory S.A.
                              ("International") (Director since 2003) and Analysts Resources, Inc.
                              ("ARI"). Formerly, Trustee of the Fund from 2003 to 2007.

Frederick A. Blum (52)        Chief Financial Officer, Executive Vice President, and Treasurer of            2003
   Treasurer                  Alger Management, Alger Associates, ARI and Services since September
                              2003 and Senior Vice President prior thereto; Director of Alger SICAV and International.

Hal Liebes (42)               Executive Vice President, Chief Operating Officer, Chief Legal Officer         2005
   Secretary                  and Secretary of Alger Management. Formerly, Chief Compliance Officer
                              of the Fund Complex from 2005-2006; Chief Compliance Officer of
                              AMVESCAP PLC from 2004-2005; U.S. General Counsel (1994-2002) and
                              Global General Counsel (2002-2004) of Credit Suisse Asset Management.

Michael D. Martins (41)       Senior Vice President of Alger Management. Formerly, Vice President,           2005
   Assistant Treasurer        Brown Brothers Harriman & Co. from 1997-2004.

Lisa A. Moss (41)             Vice President and Assistant General Counsel of Alger Management since         2006
   Assistant Secretary        June 2006. Formerly, Director of Merrill Lynch Investment Managers,
                              L.P. from 2005-2006; Assistant General Counsel of AIM Management, Inc.
                              from 1995-2005.

Barry J. Mullen (53)          Senior Vice President and Director of Compliance of Alger Management           2006
   Chief Compliance Officer   since May 2006. Formerly, Director of BlackRock, Inc. from 2005-2006;
                              Vice President of J.P. Morgan Investment Management from 1996-2004.
----------------------------------------------------------------------------------------------------------------------

1. The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

2. Each officer's term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Funds for serving as an officer or Trustee of the Fund. The Fund now pays each Independent Trustee $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. Through September 2006, the Fund paid each Independent Trustee $2,000 for each meeting attended, to a maximum of $8,000 per annum, plus travel expenses incurred for attending the meeting. The Fund pays each Independent Trustee who is a member of the Audit Committee $50 for each meeting attended, to a maximum of $200 per annum.

Messrs. Baird and Cheever became Trustees of the Fund on January 17, 2007. They received no compensation from the Fund prior to that time. The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2006. The following table provides compensation amounts paid to current Independent Trustees of the Fund for the fiscal year ended October 31, 2006.


                               COMPENSATION TABLE


                                           AGGREGATE          TOTAL COMPENSATION
                                          COMPENSATION             PAID TO
                                              FROM              TRUSTEES FROM
                                         THE CHINA-U.S.           THE ALGER
    NAME OF PERSON                        GROWTH FUND            FUND COMPLEX
---------------------                    --------------       ------------------
CHARLES F. BAIRD, JR.                        $    0                $30,000
ROGER P. CHEEVER                             $    0                $30,000
LESTER L. COLBERT, JR.                       $8,000                $38,000
STEPHEN E. O'NEIL                            $8,000                $44,000
NATHAN E. SAINT-AMAND                        $8,000                $44,000

The following table shows each current Trustee's beneficial ownership, by dollar range, of equity securities of the Fund and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$250,000; F
= $250,001-$500,000; G = over $500,001.

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc.

                                                     AGGREGATE EQUITY SECURITIES
                                 EQUITY SECURITIES     OF FUNDS IN ALGER FUND
    NAME OF TRUSTEE                 OF THE FUND      COMPLEX OVERSEEN BY TRUSTEE
----------------------           -----------------   ---------------------------

INTERESTED TRUSTEE
Hilary M. Alger                          D                        E

INDEPENDENT TRUSTEES
Charles F. Baird, Jr.                    A                        A
Roger P. Cheever                         A                        D
Lester L. Colbert, Jr.                   A                        C
Stephen E. O'Neil                        A                        A
Nathan E. Saint-Amand                    A                        E

MANAGEMENT OF THE FUND

Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2006, had approximately $7.5 billion under management as well as $1.9 billion in other assets. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, a financial services holding company. Alger Associates and, indirectly, Alger Management, is controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom owns 33% of the voting rights of Alger Management and are the daughters of Mr. Frederick M. Alger, III, the former Chairman of the Board of Alger Management and of the Trust's Board. Mr. Alger relinquished ownership control of Alger Associates and, indirectly, Alger Management in February 2007.

Alger Management serves as investment adviser to the Funds pursuant to a written agreement between the Fund and Alger Management (the "Advisory Agreement"), and under the supervision of the Board of Trustees. The services provided by Alger Management under the Advisory Agreement include: making investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Fund's broker in effecting most of the Fund's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. Alger Management employs professional securities analysts who provide research services exclusively to the Fund and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management pays the salaries of all officers who are employed by both it and the Fund. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement.

Pursuant to a separate administration agreement, Alger Management also provides administrative services to the Fund, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund's Custodian, Transfer Agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the Act. The Fund pays Alger Management an administrative fee at the annual rate of .04% of the Fund's average daily net assets.

Prior to September 12, 2006, Alger Management provided both advisory services and administrative services to the Fund pursuant to an investment management agreement with the Fund. Effective September 12, 2006, the services provided by Alger Management to the Trust were bifurcated into two separate agreements -- an investment advisory agree-ment and an administrative agreement. Fees for these services incurred by the Fund, pursuant to the relevant agreement, are payable monthly and computed based on the value of the average daily net assets of the Fund, at the following rates:

      Investment Management fee rate
        through September 11, 2006                                         1.50%

      Advisory fee rate effective
        September 12, 2006                                                 1.46

      Administration fee rate effective
        September 12, 2006                                                 0.04

During the fiscal year ended October 31, 2006, the Fund paid $832,741 to Alger Management under these agreements.

Through September 12, 2006, JF International Management, Inc. ("JFIM"), acted as sub-adviser to the Fund under a written sub-advisory agreement with Alger Management. Effective September 20, 2006, Martin Currie replaced JFIM as sub-adviser to the Fund under a written sub-advisory agreement with Alger Management. Pursuant to that agreement, Martin Currie provides investment advisory services to the Fund with respect to that portion of the Fund's assets that is allocated to Martin Currie (the "Sub-Adviser Assets"), under the general supervision of Alger Management and the oversight of the Trustees of the Fund. Alger Management pays Martin Currie a sub-advisory fee out of its own resources pursuant to the Sub-Advisory Agreement. The Agreement contemplates that at least 80% of the Sub-Adviser Assets will be invested in securities of issuers that are economically tied to China, under policies and restrictions, consistent with those of the Fund's prospectus and this Statement of Additional Information, that are set forth in the Agreement.


DESCRIPTION OF PORTFOLIO MANAGER COMPENSATION STRUCTURE

An Alger portfolio manager's compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

      o     the firm's overall financial results and profitability;

      o     the firm's overall investment management performance;


      o current year's and prior years' pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

      o     the individual's leadership contribution within the firm.

Martin Currie's ownership structure is heavily geared towards long-term staff retention. There are two components to Martin Currie's bonus scheme for portfolio managers. Firstly, portfolio managers may earn a bonus for investment performance that is consistent with client objectives. Secondly, portfolio managers share in a percentage of annual fee revenues less attributable costs. Finally, Martin Currie portfolio managers hold equity through a combination of ordinary shares, options and deferred stock. Options are awarded on a performance-related basis to key drivers of the business. In addition, Martin Currie operates both a Share Incentive Plan (SIP) and Save as You Earn Scheme
(SAYE) to encourage wider share ownership across the business.


OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS


The numbers and assets (1,000,000s) of other accounts managed by the portfolio managers of the Fund as of October 31, 2006, are as follows. No account's advisory fee is based on the performance of the account.

                                    REGISTERED      OTHER POOLED
                                    INVESTMENT      INVESTMENT     OTHER
                                    COMPANIES       VEHICLES       ACCOUNTS
                                    -------------   ------------   -------------

Dan C. Chung                        18 ($4,859.8)    3 ($ 15.9)    20 ($1,089.3)
Zachary Karabell                    1  ($   36.8)    1 ($  8.2)              --
James Chong                                   --     3 ($138.1)              --


SECURITIES OWNED BY THE PORTFOLIO MANAGERS


The following table shows each current portfolio manager's beneficial interest as of the date of this Statement of Additional Information, by dollar range, in the shares of the Fund. The ranges are as follows: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$250,000; F =
$250,001-$500,000; G = $500,001-$1,000,000; H = over $1,000,000.

PORTFOLIO MANAGER                                      RANGE
                                                       -----
Dan C. Chung                                             A

Zachary Karabell                                         D

James Chong                                              A

POTENTIAL CONFLICTS OF INTEREST


The portfolio managers are generally responsible for managing several accounts for several clients. In addition to the Fund and other funds advised by Alger Management, these other accounts may include separate accounts, mutual funds sub-advised by Alger Management and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Fund. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, Alger Management has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger Management. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger Management to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.


DISTRIBUTOR


Alger Inc., the corporate parent of Alger Management, serves as the Fund's principal underwriter, or distributor, and receives payments from the Fund under the Distribution Plan (see "Purchases-Shareholder Servicing and Distribution Arrangements"). Prior to January 17, 2007, Alger Inc. received payments from the Fund pursuant to a Shareholder Servicing Agreement. Beginning January 24, 2005, it also receives brokerage commissions from the Fund (see "Investment Strategies and Policies-Portfolio Transactions").


From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Fund, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Fund assets or 0.50% annually of Fund sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary's reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service.


Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are AG Edwards, Bear Stearns, Capital Investment Brokerage, CIBC World Markets, Citigroup, Goldman Sachs, Kemper Investors, Legg Mason Wood Walker, Leonard & Company, Lincoln Financial Advisors, Lincoln Investment Planning, Merrill Lynch Pierce Fenner & Smith, MetLife Securities, Morgan Stanley & Co., Oppenheimer & Co., Inc., RBC Dain Rauscher, Retirement System Distributors, Ryan Beck & Co., Scudder Distributors, Securities America, Smith Hayes Financial, UBS, USI Securities and Walnut Street Securities. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of the Fund or the amount of proceeds received by the Fund on the sale of shares.


CODE OF ETHICS

Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can obtain a copy of the Fund's Code of Ethics by calling the Fund toll-free at
(800) 254-3796.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things:
(1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund's business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described above and in the Fund's prospectus. As a regulated investment company, the Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Fund expects to make additional distributions or change the timing of its distributions so as to avoid the application of this tax. Although the Fund expects to make such distributions as are necessary to avoid the application of this tax, certain of such distributions, if made in January, might be included in the taxable income of shareholders in the year ended in the previous December.

Payments reflecting the dividend income of the Fund will not qualify for the dividends-received deduction for corporations if the Fund sells the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock). Dividends-received deductions will be allowed to a corporate shareholder only if similar holding period requirements with respect to shares of the Fund have been met.

In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.

Dividends of the Fund's net investment income and distributions of its short-term capital gains will generally be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of the Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 28% "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.

Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in the Fund. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

DIVIDENDS

Dividends and distributions will be automatically reinvested at net asset value on the payment date in additional shares of the Fund at net asset value, unless you elected in writing to have all dividends and distributions paid in cash. In addition, accounts whose dividend/distribution checks have been returned as undeliverable shall reinvest that dividend/distribution at the net asset value next determined after the Transfer Agent receives the undelivered check. Furthermore, all future dividend/distribution checks shall be reinvested automatically at net asset value on the payment date until a written request for reinstatement of cash distribution and a valid mailing address are provided by the share-holder(s). Dividends of the Fund are declared and paid annually. Distributions of any net realized short-term and long-term capital gains earned by the Fund usually will be made annually after the close of the fiscal year in which the gains are earned.

CUSTODIAN AND TRANSFER AGENT


State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110 serves as custodian of the Fund's assets pursuant to a custodian agreement. State Street also serves as transfer agent for the Fund pursuant to a transfer agency agreement with transfer agency services provided by State Street's affiliate, Boston Financial Data Services, Inc. ("Boston Financial"). Under the transfer agency agreement Boston Financial processes purchases and redemptions of shares of the Fund, maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes any dividends and distributions payable by the Fund. The Fund and Alger Inc. (or its affiliates) may enter into an agreement for recordkeeping services. Similarly, the Fund, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for record keeping services.

Pursuant to the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Fund has entered into a Shareholder Administrative Services Agreement with Alger Shareholder Services, Inc. (an affiliate of Alger Inc. and the Trust's transfer agent prior to November 22, 2004) to compensate Alger Shareholder Services Inc. on a per account basis for its liaison and administrative oversight of Boston Financial and related services. During the fiscal year ended October 31, 2006, the Fund paid $10,195 to Alger Shareholder Services, Inc. under the Shareholder Administrative Services Agreement.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP serves as the Fund's independent registered public accounting firm.

CERTAIN SHAREHOLDERS


The following table contains information regarding persons who own of record five percent or more of the shares of the Fund. All holdings are expressed as a percentage of a class of the Fund's outstanding shares as of February 1, 2007. Unless otherwise indicated, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.


CLASS A

Fred Alger Management, Inc.                               15.97%
c/o Robert Kincel
Harborside Financial Center
600 Plaza One
Jersey City, NY 07311

Charles Schwab                                           11.62%
Special Custody Acct.
101 Montgomery St.
San Francisco, CA 94104

Merrill Lynch FBO                                        10.31%
Its Customers
Attn: Mutual Fund Ops
4800 Deer Lake Road, East
Jacksonville, FL 32246

As of February 1, 2007 the Trustees and officers of the Fund, as a group, held less than 1% of the shares of the Fund.

ORGANIZATION


The Fund has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated February 14, 2003 (the "Trust Agreement").

Since inception the Fund has issued shares of a single class, which were redesignated as Class A shares on January 24, 2005.

Although, as a Massachusetts business trust, the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. The Fund does not issue physical certificates representing shares of the Fund.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Fund believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


The Fund is classified as a "diversified" investment company under the Act. A "diversified" investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government) to no more than 5% of the investment company's total assets. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above.


PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of The China-U.S. Growth Fund (the "Fund") has delegated authority to vote all proxies related to the Fund's portfolio securities to Alger Management, the Fund's investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Fund, and is responsible for voting proxies of securities held in the Fund. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for U.S. securities held in the Fund to Institutional Shareholder Services, Inc. ("ISS") a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. ISS will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the Fund. Further, Management has developed a Proxy Voting Committee, which makes voting determinations in the event of a conflict of interest.

Management maintains records of its proxy voting policies and procedures. Management or ISS, on Management's behalf, maintains proxy statements received regarding securities held by the Fund; records of votes cast on behalf of the Fund; records of Fund requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Fund's proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 254-3796 and/or the fund's website and on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management's behalf, to vote proxies of securities held by the Fund.

OPERATIONAL ISSUES

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor's opinion is inaccurate.

BOARD OF DIRECTORS

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

PROXY CONTESTS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management's track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

ANTI-TAKEOVER DEFENSES

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

MERGERS AND CORPORATE RESTRUCTURINGS

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

STATE OF INCORPORATION

Proposals for changing a company's state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

CAPITAL STRUCTURE

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed.

EXECUTIVE AND DIRECTOR COMPENSATION

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

SOCIAL AND ENVIRONMENTAL ISSUES

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

MUTUAL FUND PROXIES

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

IN GENERAL

Current performance information for the Fund may be obtained by calling the Fund at (800) 254-3796.

Quoted performance may not be indicative of future performance. The performance will depend upon factors such as its expenses and the types and maturities of securities held by the Fund.


From time to time, advertisements or reports to shareholders may compare the yield or performance of the Fund with that of other mutual funds with a similar investment objective. The performance of the Fund, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely-recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index, the MSCI Golden Dragon Index or the MSCI Zhong Hua Index. In addition, evaluations of the Fund published by nationally recognized ranking services or articles regarding performance, rankings and other Fund characteristics may appear in national publications including, but not limited to, BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Fund's performance for any future period.

From time to time, the Fund may quote the total return of its shares in advertisements or in reports and other communications to shareholders. Current total return figures may be obtained by calling The China-U.S. Growth Fund at
(800) 254-3796.

In addition to material we routinely provide to shareholders, we may, upon request, make additional statistical information available regarding The China-U.S. Growth Fund. Such information may include, among other things, relative weightings and characteristics of the Fund portfolio versus its respective index and security specific impact on overall portfolio performance. Please contact the Fund at (800) 254-3796 to obtain such information.


FINANCIAL STATEMENTS


The Fund's audited financial statements for the year ended October 31, 2006 are contained in its Annual Report to Shareholders for that period and are hereby incorporated by reference. Copies of the Annual Report to Shareholders may be obtained by telephoning (800) 254-3796.

APPENDIX

      Description of certain rating categories assigned by Standard & Poor's, a division of the McGraw-Hill Companies, Inc ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. ("Fitch"), Dominion Bond Rating Service Limited ("DBRS") and A. M. Best Company, Inc. ("Best").


COMMERCIAL PAPER AND SHORT-TERM RATINGS


      The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

      The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody's. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

BOND AND LONG-TERM RATINGS

S&P

      Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      S&P's BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

      Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

      Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.

APPENDIX
(continued)

MOODY'S

      Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

      Moody's Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      Bonds rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH

      Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

      Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Fitch's BB-rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

      Fitch's B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DBRS

      Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

      Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

      Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

      Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

      Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

      Bonds rated "B" are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

A.M. BEST

      The issuer of long-term debt rated aaa has, in A.M. Best's opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.

      The issuer of bb-rated long-term debt has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

INVESTMENT MANAGER:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

DISTRIBUTOR:


Fred Alger & Company, Incorporated
Harborside Financial Center
600 Plaza One
Jersey City, New Jersey 07311


TRANSFER AGENT:

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The China U.S.-Growth Fund
P.O. Box 8480
Boston, MA 02266-8480

CUSTODIAN BANK:


State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110-0351


INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM:

Ernst & Young LLP
5 Times Square
New York, NY 10036

COUNSEL:

Hollyer Brady Barrett & Hines LLP
551 Fifth Avenue
New York, New York 10176

                                                                  THE CHINA-U.S.
                                                                     GROWTH FUND

                                                                    STATEMENT OF
                                                                      ADDITIONAL
                                                                     INFORMATION


                                                                   MARCH 1, 2007


                                                                    [ALGER LOGO]

CSAI

PART C
                                OTHER INFORMATION

Item 23.                    Exhibits

Exhibit No.                 Description of Exhibit


(a-1)                       Agreement and Declaration of Trust dated
                            February 14, 2003 (1)

(a-2) Certificate of Amendment to the Declaration of Trust, dated September 3, 2003 (2)

(a-3)                       Certificate of Designation for Class A Shares
                            2/1/2005 (4)

(b-1)                       Amended and Restated By-laws of Registrant 12/7/2004
                            (4)

(c-1)                       See Exhibits (a-1) and (b)


(d-1) Amended and Restated Investment Management Agreement between Fred Alger Management Inc. and Registrant, dated January 17, 2007 - filed herewith.

(d-2) Sub-Advisory Agreement between Fred Alger Management, Inc. and Martin Currie Inc., dated January 17, 2007 - filed herewith.


(e-1)                       Distribution Agreement (2)

(e-2)                       Form of Selected Dealer Agreement (2)


(e-3) Amended and Restated Distribution Agreement of Registrant, dated January 17, 2007 - filed herewith

(g-1) Custodian Agreement between Registrant and State Street Bank and Trust, dated September 5, 2003 (2)

(h-1)                       Shareholder Servicing Agreement dated
                            September 8, 2003 (3)

(h-2) Shareholder Administrative Services Agreement among Alger Shareholder Services, Inc., the Registrant, et. al. effective 2/28/2005 (4)

(h-3) Transfer Agency and Service Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company 11/22/2004 (4)

(h-4) Administration Agreement for Registrant, dated September 12, 2006 - filed herewith.

(i-1) Consent of Hollyer Brady Barrett & Hines LLP - filed herewith.

(j)                         Consent of Ernst & Young LLP - filed herewith.

(m-1) Class A Distribution Plan of The China-U.S. Growth Fund, dated January 17, 2007 - filed herewith

(p-1)                       Amended and Restated Code of Ethics 5/11/2004 (4)

(p-2) Code of Ethics of Martin Currie, Inc. - filed herewith.

(q-1) Powers of Attorney executed by Daniel C. Chung, Frederick A. Blum, Hilary M. Alger, Stephen E. O'Neil, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr. and Nathan E. Saint-Amand, M.D. - filed herewith.


--------------------
(1) Incorporated by reference to the Fund's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (the "SEC") on February 18, 2003.

(2) Incorporated by reference to Pre-Effective Amendment No. 2, filed with the SEC on September 10, 2003.

(3) Incorporated by reference to Post-Effective Amendment No. 1, filed with the SEC on December 19, 2003.

(4) Incorporated by reference to Post-Effective Amendment No. 3, filed with the Commission on February 18, 2005.

Item 24. Persons Controlled by or Under Common Control with Registrant

                                      None.

Item 25. Indemnification

         Under Section 8.4 of Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant's request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined , in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser


Fred Alger Management, Inc. ("Alger Management"), which serves as investment manager to the Fund, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to one closed-end investment company and to four other open-end investment companies.

Set forth below is the name and principal business address of each company, excluding Alger Management advised funds, for which a director or officer of Alger Management serves as a director, officer or employee:

Alger Associates, Inc.
Fred Alger International Advisory S.A.
Alger SICAV
Analysts Resources, Inc.
111 Fifth Avenue, New York, New York 10003

Fred Alger & Company, Incorporated
Alger Shareholder Services, Inc.
Harborside Financial Center, 600 Plaza One
Jersey City, New Jersey 07311

Listed below are the officers of Alger Management.

--------------------------------------------------------------------------------
NAME AND POSITION WITH        OTHER SUBSTANTIAL BUSINESS, PROFESSION
ALGER MANAGEMENT              OR VOCATION
----------------------------- --------------------------------------------------
Daniel C. Chung               President and Director of Alger Associates, Inc.,
President, Chief Investment   Alger Shareholder Services, Inc. and Fred Alger
Officer and Director          International Advisory S.A.; Director of Fred
                              Alger & Company, Incorporated and Analysts
                              Resources, Inc.
----------------------------- --------------------------------------------------
Frederick A. Blum             Chief Financial Officer, Executive Vice President
Chief Financial Officer,      and Treasurer of Analysts Resources, Inc. and
Executive Vice President      Alger Shareholder Services, Inc.; Director of
and Treasurer                 Alger SICAV; Executive Vice President of Alger
                              Associates, Inc.
--------------------------------------------------------------------------------
Hal Liebes                    Director, Chief Operating Officer and Secretary
Executive Vice President,     of Alger Shareholder Services, Inc.; Director of
Chief Legal Officer,          Alger Associates, Inc.; Executive Vice President,
Director and Secretary        Chief Legal Officer and Director of Fred Alger &
                              Company, Incorporated
----------------------------- --------------------------------------------------
Michael D. Martins
Senior Vice President
----------------------------- --------------------------------------------------
Lisa Moss
Vice President and
Assistant General Counsel
----------------------------- --------------------------------------------------
Barry J. Mullen
Senior Vice President and
Chief Compliance Officer
--------------------------------------------------------------------------------

For more information as to the business, profession, vocation or employment of a substantial nature of additional officers of Alger Management, reference is made to Alger Management's current Form ADV (SEC File No. 801-06709) files under the Investment Advisers Act of 1940, incorporated herein by reference.

       (b) Martin Currie Inc.

       The business of Martin Currie Inc. is summarized under "Management and Organization - Manager" in the prospectus constituting Part A of this Registration Statement. The business and other connections of the officers and directors of Martin Currie Inc. are listed in its Form ADV as currently on file (SEC File No. 801-14261).


Item 27. Principal Underwriter.


       Fred Alger & Company, Incorporated ("FACI") acts as principal underwriter for the Registrant and for The Spectra Funds, The Alger Funds, The Alger Institutional Funds and The Alger American Fund and has acted as subscription agent for Castle Convertible Fund, Inc. The information required by this Item 27 with respect to each director and officer of FACI is set forth in Schedule A of its Form BD (SEC File No. 8-6423).


Item 28. Location of Accounts and records


       The accounts and records of the Registrant are maintained by Mr. Frederick A. Blum, Fred Alger Management, Inc., Harborside Financial Center, 600 Plaza One, Jersey City, NJ 07311, except that certain books and records with respect to securities transactions effected by the Registrant's sub-adviser required to be maintained in accordance with Section 31(a) of the Investment Company Act and the rules thereunder are maintained by Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES.


Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 27th day of February 2007.


                           THE CHINA-U.S. GROWTH FUND

                                                 By:            *
                                                 -------------------------------
                                                         Dan C. Chung, President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


        *                        President (Chief          February 27, 2007
---------------------------      Executive Officer)
Dan C. Chung


        *                       Treasurer                  February 27, 2007
---------------------------     (Chief Financial and
Frederick A. Blum                Accounting Officer)


        *                       Trustee                    February 27, 2007
---------------------------
Hilary M. Alger


        *                       Trustee                    February 27, 2007
---------------------------
Charles F. Baird, Jr.


        *                       Trustee                    February 27, 2007
---------------------------
Roger P. Cheever


        *                       Trustee                    February 27, 2007
---------------------------
Lester L. Colbert, Jr.


        *                       Trustee                    February 27, 2007
---------------------------
Stephen E. O'Neil


        *                       Trustee                    February 27, 2007
---------------------------
Nathan E. Saint-Amand


*By:  /s/ Hal Liebes
---------------------------
      Hal Liebes
      Attorney-in-fact

                                  Exhibit Index

(d-1)          Amended and Restated Investment Management Agreement between
               Fred Alger Management Inc. and Registrant, dated January 17, 2007

(d-2) Sub-Advisory Agreement between Fred Alger Management Inc. and Martin Currie Inc., dated January 17, 2007

(e-3) Amended and Restated Distribution Agreement of Registrant, dated January 17, 2007

(h-4)          Administration Agreement for Registrant, dated September 12, 2006

(i-1)          Consent of Hollyer Brady Barrett & Hines LLP

(j)            Consent of Ernst & Young LLP

(m-1) Class A Distribution Plan of The China-U.S. Growth Fund, dated January 17, 2007

(p-2)          Code of Ethics of Martin Currie, Inc.

(q-1)          Powers of Attorney executed by Daniel C. Chung, Frederick A.
               Blum, Hilary M. Alger, Stephen E. O'Neil, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr. and Nathan E. Saint-Amand, M.D.